Exhibit 99.B(q)

THE MOTLEY FOOL FUNDS TRUST

I hereby appoint Lawrence Greenberg, Ollen Douglass and Kenneth Gerstein attorney for me, with full power of substitution, and in my name and on my behalf as a Trustee to sign any Registration Statement or Amendment thereto of The Motley Fool Funds Trust (Registration Nos. 333-156770/811-22264) to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on March 31, 2010.

/s/ Peter E. Jacobstein
Peter E. Jacobstein

THE MOTLEY FOOL FUNDS TRUST

I hereby appoint Peter Jacobstein, Lawrence Greenberg, Ollen Douglass and Kenneth Gerstein attorney for me, with full power of substitution, and in my name and on my behalf as a Trustee to sign any Registration Statement or Amendment thereto of The Motley Fool Funds Trust (Registration Nos. 333-156770/811-22264) to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on March 31, 2010.

/s/ Kathleen A. O’Neil
Kathleen A. O’Neil

THE MOTLEY FOOL FUNDS TRUST

I hereby appoint Peter Jacobstein, Lawrence Greenberg, Ollen Douglass and Kenneth Gerstein attorney for me, with full power of substitution, and in my name and on my behalf as a Trustee to sign any Registration Statement or Amendment thereto of The Motley Fool Funds Trust (Registration Nos. 333-156770/811-22264) to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on March 31, 2010.

/s/ Stephen L. Boyd
Stephen L. Boyd

THE MOTLEY FOOL FUNDS TRUST

I hereby appoint Peter Jacobstein, Lawrence Greenberg, Ollen Douglass and Kenneth Gerstein attorney for me, with full power of substitution, and in my name and on my behalf as a Trustee to sign any Registration Statement or Amendment thereto of The Motley Fool Funds Trust (Registration Nos. 333-156770/811-22264) to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on March 31, 2010.

/s/ Gary Langbaum
Gary Langbaum